Supplement dated July 13, 2018

Supplement to

MUTUAL OF AMERICA INVESTMENT CORPORATION

Statutory Prospectus

Dated May 1, 2018

In the Statutory Prospectus, in the “Additional Information on Fund Objectives, Principal Investment Strategies and Principal Investment Risks” section, in the “Retirement Funds” subsection, the table on page 119 is replaced with the following:

	Target Allocation of the Retirement Funds (as of May 1, 2018)
	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	2060 Retirement Fund
Domestic Equity	25%	27%	35%	42%	51%	60%	67%	69%	71%	71%	73%	73%
Equity Index Fund	20%	20%	25%	28%	31%	33%	35%	35%	34%	32%	31%	30%
Mid-Cap Index Fund	5%	7%	8%	10%	12%	17%	20%	20%	21%	21%	22%	23%
Small Cap Growth Fund	0%	0%	1%	2%	4%	5%	6%	7%	8%	9%	10%	10%
Small Cap Value Fund	0%	0%	1%	2%	4%	5%	6%	7%	8%	9%	10%	10%
International Equity	0%	3%	5%	8%	10%	12%	14%	16%	16%	18%	18%	20%

TOTAL EQUITY	25%	30%	40%	50%	61%	72%	81%	85%	87%	89%	91%	93%

Bond Fund	30%	30%	30%	28%	25%	22%	19%	15%	13%	11%	9%	7%
Mid-Term Bond Fund	30%	30%	25%	22%	14%	6%	0%	0%	0%	0%	0%	0%

TOTAL FIXED INCOME	60%	60%	55%	50%	39%	28%	19%	15%	13%	11%	9%	7%

Money Market Fund	15%	10%	5%	0%	0%	0%	0%	0%	0%	0%	0%	0%

TOTAL ASSETS	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%